EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Robert Rosner, the Chief Executive Officer of Cimbix Corporation (the "Company"), DOES HEREBY CERTIFY,pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2005 (the "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this statement this 17th day of March, 2006.


                                  By:  /s/ Robert Rosner
                                  --------------------------------
                                           Robert Rosner,
                                           Chief Executive Officer